Exhibit 99.1

GIBSON, DUNN & CRUTCHER LLP

200 Park Avenue

New York, NY 10166-0193

(212) 351-4000

Matthew J. Williams

Keith R. Martorana

Attorneys for the Motors Liquidation Company GUC Trust

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

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:
In re	:	Chapter 11 Case No.
:
MOTORS LIQUIDATION COMPANY, et al.,	:	09-50026 (REG)
f/k/a General Motors Corp., et al.	:
	:	(Jointly Administered)
Debtors.	:
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MOTORS LIQUIDATION COMPANY GUC TRUST

QUARTERLY SECTION 6.2(C) REPORT AND

BUDGET VARIANCE REPORT AS OF JUNE 30, 2015

The Motors Liquidation Company GUC Trust (the “GUC Trust”), by its undersigned counsel, pursuant to the Amended and Restated Motors Liquidation Company GUC Trust Agreement dated June 11, 2012 and between the parties thereto (as amended, the “GUC Trust Agreement”) and in accordance with Paragraph 31 of the order of this Court dated March 29, 2011 confirming the Debtors’ Second Amended Joint Chapter 11 Plan of liquidation dated March 18, 2011 of Motors Liquidation Company and its affiliated post-effective date debtors (the “Confirmation Order”), hereby files the following for the most recently ended fiscal quarter of the GUC Trust.

Reporting required under Section 6.2(c)(i) of the GUC Trust Agreement is annexed hereto as Exhibit A (the “6.2(c) Report”).

The quarterly variance report as described in the third sentence of Section 6.4 of the GUC Trust Agreement for the fiscal quarter ended June 30, 2015, in accordance with the Order Authorizing the GUC Trust Administrator to Liquidate New GM Securities for the Purpose of Funding Fees, Costs and Expenses of the GUC Trust and the Avoidance Action Trust, dated March 8, 2012, is annexed hereto as Exhibit B (the “Budget Variance Report”).

The 6.2(c) Report is not intended to constitute, and should not be construed as, investment advice. The 6.2(c) Report has been provided to comply with the GUC Trust Agreement and the Confirmation Order and for informational purposes only and may not be relied upon to evaluate the merits of investing in any securities or interests referred to herein.

The GUC Trust has no officers, directors or employees. The GUC Trust and Wilmington Trust Company, solely in its capacity as trustee and trust administrator (the “GUC Trust Administrator”), rely solely on receiving accurate information, reports and other representations from GUC Trust professionals and other service providers to the GUC Trust. In submitting the 6.2(c) Report, the Budget Variance Report and executing any related documentation on behalf of the GUC Trust, the GUC Trust Administrator has relied upon the accuracy of such reports, information and representations.

Dated: New York, New York

   July 24, 2015

GIBSON, DUNN & CRUTCHER LLP

By:	/s/ Matthew J. Williams
Matthew J. Williams
Keith R. Martorana
200 Park Avenue
New York, NY 10166-0193
(212) 351-4000

Attorneys for the Motors Liquidation Company GUC Trust

EXHIBIT A

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)								Supplemental
		As of Effective Date	As of March 31, 2014	As of June 30, 2014	As of September 30, 2014	As of December 31, 2014	As of March 31, 2015	As of June 30, 2015 (prior to current quarter activity)	Cumulative as of June 30, 2015 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
A.	Number of Units Outstanding	0	31,843,376	31,853,702	31,853,702	31,853,702	31,853,702	31,853,702	31,853,702		31,853,702	(3)

B.	GUC Trust Distributable Assets											(2)(4)
	GUC Trust Common Stock Assets	150,000,000	6,839,990	7,138,543	7,244,108	6,809,870	6,856,021	6,830,325	6,830,325	—	6,949,820
	GUC Trust Warrant Assets “A”	136,363,635	6,218,061	6,489,475	6,585,443	6,190,680	6,232,639	6,209,295	6,209,295	—	6,317,929
	GUC Trust Warrant Assets “B”	136,363,635	6,218,061	6,489,475	6,585,443	6,190,680	6,232,639	6,209,295	6,209,295	—	6,317,929
	GUC Trust Dividend Assets	$0	$0	$2,141,563	$4,346,465	$6,128,883	$8,227,225	$10,245,488	$10,245,488	$—	$12,926,665
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

C.	Claims Summary											(5)
	Total Allowed Amount (i.e., all currently Allowed General Unsecured Claims as of date specified)	$29,770,812,132	$31,853,630,294	$31,853,630,294	$31,853,630,294	$31,853,630,294	$31,853,630,294	$31,853,630,294	$31,853,630,294
	Maximum Amount of all Disputed General Unsecured Claims (in the aggregate)	$8,153,859,851	$79,500,000	$79,500,000	$79,500,000	$79,500,000	$70,000,000	$70,000,000	$70,000,000
	Maximum Amount of all Unresolved Term Loan Avoidance Action Claims (in the aggregate)	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000
	Maximum Amount of all Unresolved Other Avoidance Action Claims (in the aggregate)	$0	$0	$0	$0	$0	$0	$0	$0
	Aggregate Maximum Amount (i.e., Maximum Amount of all Disputed General Unsecured Claims, Term Loan Avoidance Action Claims and Unresolved Other Avoidance Action Claims)	$9,653,859,851	$1,579,500,000	$1,579,500,000	$1,579,500,000	$1,579,500,000	$1,570,000,000	$1,570,000,000	$1,570,000,000
	Current Total Amount	$39,424,671,983	$33,433,130,294	$33,433,130,294	$33,433,130,294	$33,433,130,294	$33,423,630,294	$33,423,630,294	$33,423,630,294

D.	Holdback											(6)(7)
	Protective Holdback - GUC Common Stock Assets	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Common Stock Assets	0	367,116	482,379	548,639	593,677	568,799	469,942	469,942
	Reporting and Transfer Holdback - GUC Common Stock Assets	95,060	341,785	348,395	352,650	341,822	268,834	300,891	300,891
	Taxes on Distribution Holdback - GUC Common Stock Assets	0	7,363,141	7,135,703	3,786,529	3,706,168	3,688,157	3,635,462	3,635,462
	Protective Holdback - GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets “A”	0	333,716	438,502	498,738	539,679	517,065	427,194	427,194
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “A”	86,414	310,714	316,722	320,591	310,746	244,396	273,537	273,537
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “A”	0	6,693,764	6,487,002	3,442,299	3,369,244	3,352,870	3,304,966	3,304,966
	Protective Holdback - GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets “B”	0	333,716	438,502	498,738	539,679	517,065	427,194	427,194
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “B”	86,414	310,714	316,722	320,591	310,746	244,396	273,537	273,537
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “B”	0	6,693,764	6,487,002	3,442,299	3,369,244	3,352,870	3,304,966	3,304,966
	Protective Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0
	Additional Holdback - GUC Trust Dividend Assets	$0	$110,135	$289,427	$493,775	$712,412	$853,199	$874,092	$874,092
	Reporting and Transfer Holdback - GUC Trust Dividend Assets	$0	$102,536	$209,037	$317,385	$410,186	$403,251	$559,657	$559,657
	Taxes on Distribution Holdback - GUC Trust Dividend Assets	$0	$2,208,942	$4,281,422	$3,407,876	$4,447,402	$5,532,236	$6,761,959	$6,761,959

1 of 3

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)								Supplemental
		As of Effective Date	As of March 31, 2014	As of June 30, 2014	As of September 30, 2014	As of December 31, 2014	As of March 31, 2015	As of June 30, 2015 (prior to current quarter activity)	Cumulative as of June 30, 2015 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
E.	Claim Disposition											(5)
	Resolved Allowed General Unsecured Claims allowed	Not applicable	$10,325,000	$—	$—	$—	$—	$—	$2,081,514,477
	Disputed General Unsecured Claims disallowed	Not applicable	$40,745,978	$—	$—	$—	$9,500,000	$—	$6,002,345,374
	Unresolved Term Loan Avoidance Action Claims resolved in favor of the respective defendants	Not applicable	$—	$—	$—	$—	$—	$—	$—
	Other Avoidance Action Claims, resolved in favor of the respective defendants	Not applicable	$—	$—	$—	$—	$—	$—	$—

F.	Distributions in respect of Resolved Allowed General Unsecured Claims of -											(1)(8)
	GUC Common Stock Assets	0	—	43,310	0	0	0	0	121,477,839	0	121,477,695
	GUC Trust Warrant Assets “A”	0	—	39,371	0	0	0	0	110,434,452	0	110,434,410
	GUC Trust Warrant Assets “B”	0	—	39,371	0	0	0	0	110,434,452	0	110,434,410
	GUC Trust Dividend Assets	$0	$0	$12,993	$0	$0	$0	$0	$12,993	$0	$12,993
	other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

G.	Distributions in respect of Units of -											(1)
	GUC Common Stock Assets	0	0	0	0	3,712,897	0	0	15,852,786	0	15,852,786
	GUC Trust Warrant Assets “A”	0	0	0	0	3,375,361	0	0	14,411,619	0	14,411,619
	GUC Trust Warrant Assets “B”	0	0	0	0	3,375,361	0	0	14,411,619	0	14,411,619
	GUC Trust Dividend Assets	$0	$0	$0	$0	$3,341,607	$0	$0	$3,341,607	$0	$3,341,607
	other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

H.	Excess GUC Trust Distributable Assets reserved for distribution to holders of Units of -											(9)
	GUC Common Stock Assets	0	0	0	0	0	0	0	0	172,410
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0	156,756
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0	156,756
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0	$320,683
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0	$0	$0	$0	$0	$0

I.	Additional Shares received (whether held by MLC or the GUC Trust)	0	0	0	0	0	0	0	0

Memo	Supplemental Information - In respect of distributions to newly Resolved Allowed General Unsecured Claims at next quarterly distribution
	Number of Units to Resolved Allowed General Unsecured Claims									0
	Distributions in respect of Resolved Allowed General Unsecured Claims of -
	GUC Common Stock Assets									0
	GUC Trust Warrant Assets “A”									0
	GUC Trust Warrant Assets “B”									0
	Excess GUC Trust Distributable Assets
	GUC Common Stock Assets									0
	GUC Trust Warrant Assets “A”									0
	GUC Trust Warrant Assets “B”									0

2 of 3

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

	Per section 6.2 (c)(i)								Supplemental
	As of Effective Date	As of March 31, 2014	As of June 30, 2014	As of September 30, 2014	As of December 31, 2014	As of March 31, 2015	As of June 30, 2015 (prior to current quarter activity)	Cumulative as of June 30, 2015 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
Memo Supplemental Information - Claims Summary											(10)
Total filed claims		$216,520,509,182	$216,720,509,182	$216,720,509,182	$216,720,509,182	$216,720,509,182	$216,720,509,182
Total scheduled only, liquidated claims		$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409

Total filed and scheduled claims		$220,291,808,591	$220,491,808,591	$220,491,808,591	$220,491,808,591	$220,491,808,591	$220,491,808,591

Claims as currently ordered		$31,933,130,294	$31,933,130,294	$31,933,130,294	$31,933,130,294	$31,923,630,294	$31,923,630,294

Term Loan Avoidance Action		$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,500,000,000

Current Total Amount		$33,433,130,294	$33,433,130,294	$33,433,130,294	$33,433,130,294	$33,423,630,294	$33,423,630,294
Claims summary by category (as currently ordered)
Accounts Payable and Executory Contracts		$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528
Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
Debt		$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
Environmental		$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417
Litigation		$335,992,333	$335,992,333	$335,992,333	$335,992,333	$326,492,333	$326,492,333
Workers Compensation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
Other		$50,148,289	$50,148,289	$50,148,289	$50,148,289	$50,148,289	$50,148,289

Claims summary by category (allowed amounts)

Accounts Payable and Executory Contracts		$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528
Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
Debt		$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
Environmental		$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417
Litigation		$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333
Workers Compensation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
Other		$148,289	$148,289	$148,289	$148,289	$148,289	$148,289

3 of 3

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

June 30, 2015

(1)	The Initial Distribution Date took place on or about April 21, 2011 (with a secondary distribution on or about May 26, 2011 to certain holders of allowed claims as of the Initial Distribution Date who did not receive the April 21, 2011 distribution). Since the Initial Distribution Date, the GUC Trust has made distributions in any quarter where (i) Disputed General Unsecured Claims were allowed during the immediately preceding quarter, or (ii) where the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold. These footnotes describe only the distributions presented in the accompanying section 6.2(c) Report; for further information on prior distributions, please see the prior section 6.2(c) Reports available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

For the quarter ended March 31, 2014, the GUC Trust made a quarterly distribution consisting solely of distributions to holders of Resolved Allowed General Unsecured Claims since the end of the previous fiscal quarter, and holders of Allowed General Unsecured Claims who previously failed to fulfill informational requirements for distribution established in accordance with the GUC Trust Agreement, but successfully fulfilled such informational requirements in the quarter ended March 31, 2014. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended March 31, 2014, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended June 30, 2014, no Disputed General Unsecured Claims were allowed, and thus no distribution was required to be made to holders of Resolved Allowed General Unsecured in respect of such quarter. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended June 30, 2014, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended September 30, 2014, no Disputed General Unsecured Claims were allowed, and thus no distribution was required to be made to holders of Resolved Allowed General Unsecured in respect of such quarter. However, as of September 30, 2014, the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold, primarily as a result of a release of distributable assets of the GUC Trust that were previously set aside in respect of potential Taxes on Distribution. Accordingly, the GUC Trust made a distribution of Excess GUC Trust Distributable Assets to holders of Units on or about November 12, 2014, consisting of 3,712,897 shares of New GM Common Stock, 3,375,361 New GM Series A Warrants, 3,375,361 New GM Series B Warrants, and $3,341,607 in cash received by the GUC Trust in the form of dividends on New GM Common Stock (“Dividend Assets”).

During the quarters ended December 31, 2014 and March 31, 2015, no Disputed General Unsecured Claims were allowed, and thus no distribution was required to be made to holders of Resolved Allowed General Unsecured Claims in respect of such quarters. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarters ended December 31, 2014 and March 31, 2015, no distribution to holders of Units was made in respect of such quarters.

During the quarter ended June 30, 2015, no Disputed General Unsecured Claims were allowed, and thus no distribution is required to be made to holders of Resolved Allowed General Unsecured Claims in respect of such quarter. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended June 30, 2015, no distribution to holders of Units is required. As such, the GUC Trust is not required to make, and will not make, a quarterly distribution in respect of the quarter ended June 30, 2015.

(2)

On January 14, 2014, New GM declared a dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on March 28, 2014. On April 8, 2014, New GM declared a second quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on June 26, 2014. On August 12, 2014, New GM declared a third quarterly dividend of $.30 per share on the shares of New GM Common Stock

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

June 30, 2015

and paid such dividend on September 26, 2014. On October 7, 2014, New GM declared a fourth quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on December 23, 2014. On January 21, 2015, New GM declared a fifth quarterly dividend of $.30 per share on the shares of New GM Common Stock and paid such dividend on March 24, 2015. On April 13, 2015, New GM declared a sixth quarterly dividend of $.36 per share on the shares of New GM Common Stock and paid such dividend on June 23, 2015 (the “June 2015 Dividend”). Each of the foregoing dividends, to the extent paid on or prior to or declared in the quarter subsequent to the applicable date of measurement are referred to herein as “Current Dividends.” Each of the foregoing dividends, to the extent not paid on or prior to or declared in the quarter subsequent to the applicable date of measurement, together with any potential future dividends which could be declared and paid on New GM Common Stock in the future are referred to herein as “Potential Future Dividends.”

The following table summarizes the changes in the New GM Securities and Dividend Assets that comprise the GUC Trust’s “Distributable Assets as of June 30, 2015 (prior to current quarter activity)” to the “Cumulative total including current quarter activity and post-closing adjustments”:

	Number of Securities
	New GM Common Stock	New GM Series A Warrants	New GM Series B Warrants	GUC Trust Dividend Assets
Distributable assets as of June 30, 2015 (prior to current quarter activity)	6,830,325	6,209,295	6,209,295	$10,245,488
Adjustments to “set aside” New GM securities and Dividend Assets	119,495	108,634	108,634	(1,407,024)
Expected Excess Distribution	—	—	—	—
Dividend Assets received June 23, 2015				4,088,201

Cumulative Distributable Assets as of June 30, 2015 (including amounts in respect of current quarter activity and post-closing adjustments)	6,949,820	6,317,929	6,317,929	$12,926,665

(3)	Units represent the contingent right to receive, on a pro rata basis as provided in the Plan, Excess GUC Trust Distributable Assets (as described in greater detail in Sections G and H hereof). As a result of the no-action relief received from the SEC in May, 2012 (which provided that the SEC would not recommend enforcement if the Units were issued in a global transferable form but were not registered under Section 12(g) of the Securities Exchange Act of 1934, as amended), each holder of an Allowed General Unsecured Claim is issued Units in global form only, registered in the name of and held only through the participants of DTC, as depositary. Previous to the receipt of such no-action relief, the Units were evidenced by appropriate notation on the books and records of the GUC Trust only and were not held through DTC.

Units are issued at a ratio of one Unit for each $1,000 in amount of allowed general unsecured claim, such that if all Disputed General Unsecured Claims as of June 30, 2015 were subsequently allowed, the GUC Trust would issue approximately 33.43 million Units (inclusive of all Units previously distributed). Units in respect of general unsecured claims allowed as of the Initial Distribution were not issued until after the Effective Date. Hence, for

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

June 30, 2015

purposes of this presentation only, Units outstanding as of the Effective Date are deemed to be zero. The 31,853,702 Units outstanding as of June 30, 2015 approximates the $31.85 billion in allowed claims as of March 31, 2015. The Number of Units outstanding as of June 30, 2015 does not directly correspond to allowed claims as of March 31, 2015 on a 1 to 1,000 basis because 71 additional Units were issued due to rounding.

(4)	The amounts reported as GUC Trust Distributable Assets are net of liquidating distributions payable in respect of Allowed General Unsecured Claims as further described in Notes 4, 5 and 6 of the Notes to the Financial Statements of the GUC Trust for the quarter ended March 31, 2015, as previously filed.

(5)	The categories presented under Sections C and E hereof correspond to terms defined in the GUC Trust Agreement and further described in Notes 2, 3 and 4 of the Notes to the Financial Statements of the GUC Trust for the quarter ended March 31, 2015, as previously filed.

(6)	Section 2.3(e)(i) of the GUC Trust Agreement required MLC, on behalf of the GUC Trust, to sell New GM Securities in the approximate amount of $5.75 million on, or as soon as reasonably practical after, the Effective Date of the Plan. The proceeds of this sale were required to be used to provide the initial funding for certain reporting costs of the GUC Trust (“Reporting and Transfer Costs”). In respect thereof, on May 24, 2011, MLC, on behalf of the GUC Trust, sold 87,182 shares of New GM Common Stock and 79,256 warrants of each class of warrants, resulting in cash proceeds of $5,649,328 (the “Reporting and Transfer Cash”), which proceeds were held by MLC on behalf of the GUC Trust until MLC’s dissolution on December 15, 2011. On December 15, 2011, MLC transferred, net of payments already made on account of such Reporting and Transfer Costs, $2,049,608 of these funds to the GUC Trust and $500,000 to the Avoidance Action Trust in accordance with Section 2.3 of the GUC Trust Agreement.

In addition to the initial funding of the Reporting and Transfer Costs as described above, the GUC Trust Agreement (together with the Liquidation Order, defined below) affords the GUC Trust Administrator, with the approval of the GUC Trust Monitor, the discretion and authority to set aside from distribution New GM Securities (or the proceeds thereof) and Dividend Assets in numbers sufficient to satisfy (i) any current or projected fees, costs and expenses (including certain tax obligations and administrative costs) of the GUC Trust (the “Wind-Down Costs”) that were not budgeted or exceed the amounts budgeted for use from the funds contributed by MLC on the Effective Date of the Plan for purposes of satisfying such Wind-Down Costs, (ii) any current or projected Reporting and Transfer Costs that exceed the then currently available funds, or (iii) any current or projected income tax liabilities of the GUC Trust arising from the disposition of New GM Securities (“Taxes on Distribution”). This process is not related to, and is separate from, the process of recognizing current and deferred income tax liabilities, as well as reserves for expected costs of liquidation in the Statement of Net Assets in Liquidation, as a matter of financial reporting. Such liabilities and reserves must be determined in accordance with generally accepted accounting principles applicable to the GUC Trust. By contrast, the estimates of projected costs and potential liabilities for which the GUC Trust may set aside New GM Securities (or the proceeds thereof) and Dividend Assets are generally made on a more conservative (i.e., more inclusive) basis over the duration of the GUC Trust and include contingencies and amounts of potential income tax liabilities that are not permitted to be recognized under applicable accounting standards. The GUC Trust Administrator may liquidate New GM Securities and use Dividend Assets (or the proceeds of previously liquidated New GM Securities) that have been set aside from distribution to fund (with the required approval of the Bankruptcy Court) the current or projected Wind-Down Costs or Reporting and Transfer Costs of the GUC Trust and (with the required approval of the GUC Trust Monitor) current and potential Taxes on Distribution.

Beginning in the fiscal quarter ended December 2011, the GUC Trust Administrator set aside from distribution, in accordance with Sections 6.1(b), 6.1(c), and 6.1(d) of the GUC Trust Agreement and with the approval of the GUC Trust Monitor, New GM Securities in numbers that the GUC Trust Administrator determined was necessary to satisfy then current and projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

June 30, 2015

Distribution of the GUC Trust (collectively, the “Set Aside Securities”). Because the GUC Trust Administrator reevaluated (and continues to reevaluate) the projected Wind-Down Costs and Reporting and Transfer Costs and the potential Taxes on Distribution of the GUC Trust on a quarterly basis, and because fluctuations in the market values of the Set Aside Securities (when applicable) also impacted the calculations of the numbers of such securities needed to be set aside to satisfy such estimated costs and liabilities, the numbers of the Set Aside Securities (or proceeds thereof) have necessarily fluctuated over time.

While the GUC Trust has employed various methodologies for calculating the set asides associated with Wind-Down Costs and Reporting and Transfer Costs (the “Administrative Costs Set Aside Methodology”) and potential Taxes on Distribution (the “Taxes on Distribution Set Aside Methodology”), during the periods presented in the accompanying section 6.2(c) Report, such set asides were calculated primarily in the following manner (for further information on prior periods, please see the prior section 6.2(c) Reports available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/):

•	Administrative Costs Set Aside Methodology: Estimates of projected Wind-Down Costs (including Dividend Taxes) and Reporting and Transfer Costs were converted into the number of New GM Securities to be set aside from distribution by dividing such estimates by the trailing twelve month average closing prices for the New GM Securities; and

•	Taxes on Distribution Set Aside Methodology: Estimates of potential Taxes on Distribution were arrived at by applying the applicable U.S. federal income tax rate to estimates of potential capital gains, including (a) realized capital gains that are still subject to adjustment by the Internal Revenue Service, less any current period losses (exclusive of Current Dividends) and future tax deductible expenses, and (b) potential future capital gains on holdings of New GM Securities at the date of measurement. Such potential future capital gains were determined by comparing the highest closing price for the New GM Securities since December 15, 2011, against the tax basis of the New GM Securities. For realized capital gains and potential future capital gains, such tax basis was determined based on the date of transfer of record ownership of the New GM Securities on December 15, 2011. Potential Taxes on Distribution were then converted into the number of New GM Securities to be set aside from distribution by dividing such estimates by the trailing twelve month average closing prices for the New GM Securities.

In March 2012, December 2012, and January 2015, the GUC Trust Administrator sought and received authority from the Bankruptcy Court to liquidate Set Aside Securities (and use associated Dividend Assets) for the purposes of funding then current and projected Wind-Down Costs and Reporting and Transfer Costs for the calendar years 2011 through 2015, as well as certain fees, costs and expenses of the Avoidance Action Trust (“Avoidance Action Trust Administrative Costs”) estimated for the calendar years 2012, 2013 and 2014 (collectively, the “Cost Funding Orders”). In the aggregate, pursuant to the Cost Funding Orders, the GUC Trust liquidated (i) 640,855 shares of New GM Common Stock and 582,580 warrants of each class of warrant for the aggregate proceeds of $37,670,068 (including $123,160 of associated Dividend Assets) in respect of Wind-Down Costs; (ii) 315,764 shares of New GM Common Stock and 287,051warrants of each class of warrant for the aggregate proceeds of $18,354,464 (including $46,728 of associated Dividend Assets) in respect of Reporting and Transfer Costs; and (iii) 269,422 shares of New GM Common Stock and 244,929 warrants of each class of warrant for the aggregate proceeds of $13,715,264 in respect of Avoidance Action Trust Administrative Costs (which amount was subsequently transferred to the Avoidance Action Trust). Copies of the Cost Funding Orders are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

During all periods presented in the accompanying section 6.2(c) Report, the numbers of New GM Securities (or proceeds thereof) and Dividend Assets set

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

June 30, 2015

aside from distribution to fund projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on Distribution were sufficient to satisfy such projected costs and potential taxes as estimated by the GUC Trust in accordance with the above detailed Administrative Costs Set Aside Methodology and the Taxes on Distribution Set Aside Methodology, respectively. The following New GM Securities (or proceeds thereof) and Dividend Assets were set aside for each of the periods presented in the accompanying 6.2(c) Report (other than the current fiscal quarter):

•	As of March 31, 2014: the GUC Trust had set aside from distribution, in the aggregate, 708,901 shares of New GM Common Stock, 644,430 warrants of each class of warrants and $212,671 in Dividend Assets to fund projected Wind-Down Costs and Reporting and Transfer Costs; and 7,363,141 shares of New GM Common Stock, 6,693,764 warrants of each class of warrants and $2,208,942 in Dividend Assets to fund potential Taxes on Distribution.

•	As of June 30, 2014: the GUC Trust had set aside from distribution, in the aggregate, 830,774 shares of New GM Common Stock, 755,224 warrants of each class of warrants, and $498,464 in Dividend Assets to fund projected Wind-Down Costs and Reporting and Transfer Costs; and 7,135,703 shares of New GM Common Stock, 6,487,002 warrants of each class of warrants, and $4,281,422 in Dividend Assets to fund potential Taxes on Distribution.

•	As of September 30, 2014: the GUC Trust had set aside from distribution, in the aggregate, 901,289 shares of New GM Common Stock, 819,329 warrants of each class of warrants and $811,160 in Dividend Assets to fund projected Wind-Down Costs and Reporting and Transfer Costs; and 3,786,529 shares of New GM Common Stock, 3,442,299 warrants of each class of warrants, and $3,407,876 in Dividend Assets to fund potential Taxes on Distribution.

•	As of December 31, 2014: the GUC Trust had set aside from distribution, in the aggregate, 935,499 shares of New GM Common Stock, 850,425 warrants of each class of warrants and $1,122,598 in Dividend Assets to fund projected Wind-Down Costs and Reporting and Transfer Costs; and 3,706,168 shares of New GM Common Stock, 3,369,244 warrants of each class of warrants, and $4,447,402 in Dividend Assets to fund potential Taxes on Distribution.

•	As of March 31, 2015: the GUC Trust had set aside from distribution, in the aggregate, 837,633 shares of New GM Common Stock, 761,461 warrants of each class of warrants and $1,256,450 in Dividend Assets to fund projected Wind-Down Costs and Reporting and Transfer Costs; and 3,688,157 shares of New GM Common Stock, 3,352,870 warrants of each class of warrants, and $5,532,236 in Dividend Assets to fund potential Taxes on Distribution.

During the three months ended June 30, 2015, the number of New GM Securities set aside from distribution to fund projected Wind-Down Costs and Reporting and Transfer Costs of the GUC Trust decreased by 66,800 shares of New GM Common Stock and 60,730 warrants of each class of warrants from those previously set aside as of March 31, 2015, and the amount of Dividend Assets set aside to fund projected Wind-Down Costs and Reporting and Transfer Costs of the GUC Trust increased by $177,299 from those previously set aside as of March 31, 2015, with the total number of such set aside New GM Securities and Dividend Assets consisting of 770,833 shares of New GM Common Stock, 700,731warrants of each class of warrants and $1,433,749 in Dividend Assets as of June 30, 2015. Such overall decreases in New GM Securities set aside were primarily related to the reduction in the amount of taxes on Potential Future Dividends (see Footnote 7) due to the entry of the Liquidation Order (and the related anticipated sale of all or substantially all of the New GM Common Stock), partially offset by an anticipated increase in future Wind-Down Costs and Reporting and Transfer Costs. Such overall

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

June 30, 2015

increase in set aside Dividend Assets was primarily related to the receipt of the June 2015 Dividend (which, pursuant to the GUC Trust Agreement, must be utilized in the same manner as the New GM Common Stock to which such Dividend Assets corresponds).

During the three months ended June 30, 2015, the number of New GM Securities and Dividend Assets set aside from distribution to fund potential Taxes on Distribution of the GUC Trust was reduced by 52,695 shares of New GM Common Stock and 47,904 warrants of each class of warrants, and the amount of Dividend Assets set aside to fund potential Taxes on Distribution of the GUC Trust was increased by $1,229,723 from those previously set aside as of March 31, 2015, with the total number of such set aside New GM Securities and Dividend Assets consisting of 3,635,462 shares of New GM Common Stock, 3,304,966 warrants of each class of warrants, and $6,761,959 in Dividend Assets as of June 30, 2015. Such overall reductions in set aside New GM Securities primarily resulted from an increase in Dividend Assets associated with the set aside New GM Securities. Such overall increase in set aside Dividend Assets was primarily related to the receipt of the June 2015 Dividend (which, pursuant to the GUC Trust Agreement, must be utilized in the same manner as the New GM Common Stock to which such Dividend Assets corresponds).

On June 3, 2015, the GUC Trust Administrator filed a motion (the “Liquidation Motion”) with the Bankruptcy Court seeking an order authorizing the GUC Trust Administrator to exercise and/or liquidate the GUC Trust’s holdings of New GM Warrants and New GM Common stock. On July 2, 2015, the Bankruptcy Court entered an order granting the relief requested in the Liquidation Motion (the “Liquidation Order”). Accordingly, the GUC Trust Administrator intends to exercise and/or liquidate all or substantially all of its holdings of New GM Warrants and New GM Common Stock in accordance with the Liquidation Order. Following the liquidation of all of the New GM Securities held by the GUC Trust pursuant to the Liquidation Order, the GUC Trust Administrator intends to simplify the Administrative Costs Set Aside Methodology and the Taxes on Distribution Set Aside Methodology in the following manner (the “Revised Administrative Costs Set Aside Methodology” and “Revised Taxes on Distribution Set Aside Methodology,” respectively):

•	Revised Administrative Costs Set Aside Methodology: Cash proceeds of the liquidation, together with Dividend Assets, shall be set aside from distribution in an amount equal to the estimates of projected Wind-Down Costs (including Dividend Taxes) and Reporting and Transfer Costs; and

•	Revised Taxes on Distribution Set Aside Methodology: Cash proceeds of the liquidation, together with Dividend Assets, shall be set aside from distribution in an amount equal to the estimates of Taxes on Distribution applicable to such liquidation. Estimates of potential Taxes on Distribution are arrived at by applying the applicable U.S. federal income tax rate to estimates of potential capital gains on (a) realized capital gains that are still subject to adjustment by the Internal Revenue Service, less any current period losses (exclusive of Current Dividends) and future tax deductible expenses, and (b) capital gains determined by comparing the weighted average sales price of all of the New GM Securities liquidated pursuant to the Liquidation Order against the tax basis of the New GM Securities. Such tax basis is determined based on the date of transfer of record ownership of the New GM Securities on December 15, 2011 and the tax basis of the New GM Common Stock received from the exercise of New GM Warrants.

It is the view of the GUC Trust Administrator, after consultation with the GUC Trust Monitor and Trust Professionals, that the Administrative Costs Set Aside Methodology and the Taxes on Distribution Set Aside Methodology are, and the Revised Administrative Costs Set Aside Methodology and the Revised Taxes on Distribution Set Aside Methodology will be, generally conservative methodologies for calculating the projected administrative costs and potential tax obligations of the GUC Trust. Accordingly, it is the view of the GUC Trust Administrator and the GUC Trust Monitor that the New GM

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Notes to Claims and Distribution Summary – Section 6.2(c) Report

June 30, 2015

Securities (or proceeds thereof) and Dividend Assets currently held in the set asides for Wind-Down Costs, Reporting and Transfer Costs, and potential Taxes on Distribution would be sufficient, upon liquidation or use (as applicable), to satisfy the administrative and tax obligations of the GUC Trust as of the date of this report. However, there can be no assurance that the numbers of New GM Securities (or proceeds thereof) and amount of Dividend Assets set aside to fund projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on Distribution will be sufficient to fund such costs and liabilities as they are actually incurred. In addition, there can be no assurance that, as a result of future evaluations, additional amounts of cash proceeds or Dividend Assets will not need to be set aside or utilized to fund additional costs and liabilities, beyond those that are currently included in the GUC Trust’s estimates.

(7)	The GUC Trust incurs a federal income tax liability at a rate of 39.6% on all cash dividends received in respect of New GM Common Stock held by the GUC Trust (“Dividend Taxes”) (unless such tax liability is reduced by utilization of net operating losses). Pursuant to the GUC Trust Agreement, Dividend Taxes (like certain other taxes) must be paid by the GUC Trust from the use or sale of Excess GUC Trust Distributable Assets and not from the cash proceeds of the dividend itself. However, the cash dividends received on New GM Common Stock which ultimately comprise Excess GUC Trust Distributable Assets will be distributed, pro rata, to holders of Units when such New GM Common Stock (or its proceeds) is included in a distribution of Excess GUC Trust Distributable Assets.

For the three months ended December 31, 2014, and in all prior periods for which the GUC Trust held Dividend Assets, the GUC Trust Administrator included in the set aside for Wind-Down Costs an amount of New GM Securities and Dividend Assets that would be sufficient upon liquidation, in the GUC Trust Administrator’s estimation, to satisfy Dividend Taxes relating to the then Current Dividends. However, the GUC Trust Administrator, in consultation with Trust Professionals, had determined, for such prior periods, not to increase the set aside for Wind-Down Costs to include any potential liability for Dividend Taxes on any Potential Future Dividends. Such determination was based on uncertainty associated with a number of variables, including but not limited to (i) the likelihood of the payment of, and the timing of, any Potential Future Dividends, (ii) the amount per share of any Potential Future Dividends, and (iii) the numbers of shares of New GM Common Stock that would be held by the GUC Trust as of the record date of any Potential Future Dividend.

In the three months ended March 31, 2015, the GUC Trust Administrator, in consultation with Trust Professionals, determined that the level of uncertainty associated with certain of the aforementioned variables had sufficiently decreased, and that it was necessary to increase the set aside for Wind-Down Costs in an amount sufficient to cover all estimated Dividend Taxes associated with then anticipated Potential Future Dividends estimated to be received on the GUC Trust’s holdings of New GM Common Stock through December 2016 (the “Future Dividend Tax Set Aside”). In that regard, for the period ended March 31, 2015, the GUC Trust Administrator, in consultation with Trust Professionals, included in the set aside for Wind-Down Costs 240,555 shares of New GM Common Stock, 218,688 warrants of each class of warrants and $360,833 in Dividend Assets, for Dividend Taxes relating to the then Current Dividends and then Potential Future Dividends estimated to be received on the GUC Trust’s holdings of New GM Common Stock through December 2016. These set asides for Wind-Down Costs assumed that, through December 31, 2016, (i) New GM would continue to pay quarterly dividends at the then current rate per share, (ii) the number of shares of New GM Common Stock held by the GUC Trust as at March 31, 2015 (without giving effect to the Liquidation Order, which was an unknown variable at the time of measurement) would not decrease, and (iii) the GUC Trust’s current applicable income tax rate would not change.

On June 3, 2015, the GUC Trust Administrator filed the Liquidation Motion and on July 2, 2015 the Bankruptcy Court entered the Liquidation Order. The GUC Trust Administrator intends to exercise and/or liquidate all or substantially all of its holdings of New GM Warrants and New GM Common Stock in

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

June 30, 2015

accordance with the Liquidation Order. Because it is expected that the GUC Trust will no longer be holding shares of New GM Common Stock, it is no longer expected that the GUC Trust will receive Potential Future Dividends. Accordingly, for the period ended June 30, 2015, the GUC Trust Administrator included in the set aside for Wind-Down Costs an amount of New GM Securities and Dividend Assets that would be sufficient upon liquidation, in the GUC Trust Administrator’s estimation, to satisfy Dividend Taxes relating to the then Current Dividends, but eliminated the Future Dividend Tax Set Aside.

(8)	Distributions to holders of Resolved Allowed General Unsecured Claims include (a) distributions such claimants would have received had their claims been allowed as of the Initial Distribution Date and (b) to the extent Excess GUC Trust Distributable Assets have previously been made available to Unit holders and/or are being made available at the time of the relevant distribution, additional assets in the form of New GM Securities and/or cash in respect of their being beneficiaries of certain numbers of Units.

(9)	Pursuant to the Plan, no portion of the initial distribution to claimants was made “in respect of Units”. Only subsequent distributions of Excess GUC Trust Distributable Assets are made “in respect of Units”.

As described in footnote (1) above, no distributions to holders of Units were made in any quarter where the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold. Undistributed Excess GUC Trust Distributable Assets are reported in section H as Excess GUC Trust Distributable Assets set aside for distribution to holders of Units and will be held by the GUC Trust until the next calendar quarter for which the amount of Excess GUC Trust Distributable Assets exceeds the Distribution Threshold.

(10)	Categorizations represent a subjective assessment by the GUC Trust as to the nature of the underlying claims based on information provided by the claimant and/or contained in the books and records of the GUC Trust. Such categorizations are subject to change at the sole discretion of the GUC Trust and without notice to any party. Amounts represented herein represent Class 3 General Unsecured Claims (as defined in the Plan). The amounts as currently ordered represent unsecured claims at either, as applicable, (i) original amounts as filed, (ii) amounts as currently reclassified or reduced by court order, or (iii) amounts as allowed per executed or ordered settlement. The amounts as allowed represent Allowed Class 3 General Unsecured Claims (as defined in the Plan). The amounts as currently ordered contain a category denoted as “other” which, as of the quarter ended June 30, 2015, reflects an aggregate claim amount of approximately $50 million that is not associated with any particular claim but which has been set aside by the GUC Trust Administrator as a general claim contingency.

EXHIBIT B

MLC GUC Trust

Wind-Down

Actual vs. Approved Budget Report

($ in thousands)

	Apr - Jun 2015 Actual (1)	Apr - Jun 2015 Budget (2)	Actual o(u) Budget		Notes
			$	%
1 AlixPartners	$349.6	$345.0	$4.6	1%
2 Lead Counsel	27.4	85.0	(57.6)	(68%)	Lower than anticipated activity related to remaining claims.
3 ADR	0.8	25.0	(24.2)	(97%)	Lower than anticipated activity related to remaining claims.
4 Nova Scotia Litigation	0.0	0.0	0.0	0%
5 Stewart McKelvey	0.0	0.0	0.0	0%

6 Total Professional Fees	$377.8	$455.0	$(77.2)	(17%)

7 Garden City Group	$25.5	$36.0	$(10.5)	(29%)	Timing issue. Some activity budgeted for Q2 will appear in Q3.
8 GUC Trustee Fees-Wilmington	508.3	515.0	(6.7)	(1%)
9 GUC Trustee Legal-Gibson	344.8	150.0	194.8	130%	Activity related to sale of securities and amendment of Trust Agreement were not anticipated.
10 Trust Counsel (Gibson Dunn) (Recall Matters)	452.2	500.0	(47.8)	(10%)	Slightly lower than anticipated activity related to recall matter.
11 Monitoring Fees	300.5	305.0	(4.5)	(1%)
12 Acctg & Tax Advisors	120.8	161.0	(40.2)	(25%)	Variance is due primarily to lower than anticipated investment advisory fees.
13 US Trustee Fees	10.4	10.4	0.0	0%
14 Insurance Expense-Wind Down	0.0	0.0	0.0	0%
15 Michigan Tax on DIP Loan	0.0	0.0	0.0	0%

16 Total Other Costs	$1,762.5	$1,677.4	$85.1	5%

17 Total GUC Trust Expenses	$2,140.3	$2,132.4	$7.9	0%

(1) Reflective of expenses incurred and accrued for work performed during the 3 months ended June 30, 2015. Excludes any true-up from reversal of prior quarter accruals.

(2) Per Form 8-K filed December 1, 2014